                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                January 30, 2003

                          SIERRA HEALTH SERVICES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          Nevada                                  1-8865
----------------------------------  ----------------------------------
(State or Other Jurisdiction             (Commission File Number)
      of Incorporation)

                                   88-0200415
                             ----------------------
                                 (IRS Employer
                              Identification No.)

         2724 North Tenaya Way
             Las Vegas, Nevada                                89128
------------------------------------------------        -----------------
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: (702) 242-7000

                        Item 9. Regulation FD Disclosure

On Tuesday,  February 4, 2003,  members of senior  management  of Sierra  Health
Services,  Inc., or Sierra,  are scheduled to present at the UBS Warburg  Global
Healthcare  Services  Conference  in New York  City.  Sierra's  presentation  is expected to begin at approximately 10:00 a.m. Eastern Time. Investors,  analysts and the  general  public  are  invited  to listen to the  audio  portion  of the presentation  free over the  Internet by visiting  the  `Investors'  page of our website at www.sierrahealth.com and then click the `Webcasts' link.

Anyone listening to the Sierra management presentations will be presumed to have read Sierra's  Annual Report on Form 10-K for the year ended  December 31, 2001, and Quarterly  Reports on Form 10-Q for the periods  ended March 31, 2002,  June
30, 2002 and September 30, 2002.  Listeners should review cautionary  statements under  "Management's  Discussion and Analysis of Financial Condition and Results
of Operations."

Any statements made or issued that are not historical facts are  forward-looking and should be  considered  in  connection  with  certain  cautionary  statements contained  in our  Annual  Report on Form 10-K for the year ended  December  31,
2001. Such  statements are made pursuant to the "safe harbor"  provisions of the
Private  Securities  Litigation  Reform Act of 1995 and identify  important risk factors  that could  cause our actual  results to differ  materially  from those expressed in any projected,  estimated or forward-looking statements relating to
Sierra.

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                           SIERRA HEALTH SERVICES, INC.
                                     -------------------------------------------
                                           (Registrant)

Date:  January 30, 2003                    /S/ PAUL H. PALMER
                                     -------------------------------------------
                                           Paul H. Palmer
                                           Senior Vice President
                                           Chief Financial Officer and Treasurer
                                           (Chief Accounting Officer)